Exhibit 99.2

Geismar Production History



120%
100%
80%
60%
40%
20%
0%
% Nameplate Capacity
Dynamic Fuels, LLC
REG Geismar, LLC
Hydrogen Shortage or Significant Mechanical & Processing Issues
Capacity
5 per. Mov. Avg. (Capacity)
10 Day Flood
Mechanical Issues
Dynamic Fuels: Plant down & for Sale
2 incidents requiring significant repairs - Plant down
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17

0